Exhibit  32


       CERTIFICATION  PURSUANT  TO  THE  18  U.S.C.  SECTION  1350,  AS  ADOPTED
          PURSUANT  TO  SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

In connection with the Quarterly Report of Nighthawk Systems, Inc. (the "Company") on Form 10-QSB/A for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, H. Douglas Saathoff, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and the financial information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the report.


                                                 /s/  H.  Douglas  Saathoff
                                                 --------------------------
                                                 H.  Douglas  Saathoff
                                                 Chief  Executive  Officer
                                                 and  Chief  Financial  Officer

                                                 October 12, 2004


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